BALANCE SHEETS (Parenthetical) (USD $)	Feb. 28, 2014	Feb. 28, 2013
STOCKHOLDERS' EQUITY:
Common stock, par value (in dollars per share)	$ 0.0001	$ 0.0001
Common stock, shares authorized	250,000,000	250,000,000
Common stock, shares issued	154,661,916	154,661,916
Common stock, shares outstanding	129,554,226	129,554,226